Exhibit 10.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form F-l (No. 333-128028) of lturan Location and Control Ltd. of our reports dated February 17, 2010 relating to the financial statements and management reports on the effectiveness of internal control over financial reporting of Teleran Holding Ltda. February 17, 2010., included in this Annual Report on Form 20-F for the year ended December 31, 2009.

Terco Grant Thornton
Independent Auditors
May 20, 2010